UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest reported event): January 26, 2005

                                 Powerlinx, Inc.
                    (formerly Seaview Video Technology, Inc.)
                    ----------------------------------------
               (Exact name of registrant as specified in charter)



      Nevada                          0-23081                   50-0006815
 ----------------------------        ----------              -----------------
     (State or other                (Commission              (IRS Employer
jurisdiction of incorporation)      File Number)            Identification No.)



  1700 66th St. North, Suite 300, St. Petersburg, Florida       33710
  -------------------------------------------------------     ---------
          (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (727) 866-7440

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Powerlinx, Inc. (OTC BB: PWLX) previously announced the execution of a purchase contract with Universal General Corporation (UGC) for the purchase of the Company's digital powerline surveillance systems. The purpose of this press release is to update the status of the contract with UGC. In accordance with the terms of the contract, in November of 2004, the Company shipped the initial 20 units to UGC. Payment for this product was due to the Company in two equal installments on December 15, 2004, and January 15, 2005. As of the date of this press release, the Company has not received payment for the units shipped to UGC in the fourth quarter of 2004. The Company is unable to predict whether it will receive any payment for this shipment. The Company has suspended all shipments of product to UGC until full payment is received, including the 20 additional units scheduled to ship in January 2005. There can be no assurance that future units will be produced or shipped pursuant to the UGC contract. Accordingly, there can be no assurance that the UGC contract will result in any particular amount of revenue for the Company, or that any revenue at all will result from the UGC contract.

This press release updates the press release, dated September 23, 2004, the Company's 8-K filing, dated September 23, 2004, the press release, dated November 15, 2004, and the Company's 10QSB, dated November 15, 2004, all of which may be accessed via the Company Web site, www.power-linx.com.


Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.


Exhibit Number    Description
--------------    --------------------------------------------------------------

99.1              Press Release - PowerLinx Issues Update Regarding Purchase
                  Contract with UGC

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  POWERLINX, INC.
Date: January 26, 2005        /s/ George S. Bernardich, III
                                   -------------------------
                                  George S. Bernardich, III,
                                  Chief Executive Officer

                              /s/ Douglas Bauer
                                  -------------
                                  Douglas Bauer,
                                  Chief Financial Officer, Secretary & Treasurer





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